UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2022, the Board of Directors of Syneos Health, Inc. (the “Company”) adopted the Company’s Fourth Amended and Restated Bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws revise the Company’s Third Amended and Restated Bylaws to:

•

provide that, unless the Company consents otherwise in writing, to the fullest extent of the law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended; and

•

align certain notice and filing requirements with the “universal proxy” rules for director elections under Rule 14a-19 (“Rule 14a-19”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including:

(a) clarifying that no stockholder may solicit proxies in support of a nominee other than the Board’s nominees unless such stockholder has complied with Rule 14a-19;

(b) requiring that any stockholder submitting notice of a director nomination pursuant to Rule 14a-19 to (1) inform the Company that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 and (2) deliver to the Company, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act; and

(c) providing that if a stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) or to provide reasonable evidence of such compliance, then any proxies or votes solicited for such stockholder’s candidates shall be disregarded.

The Amended Bylaws also include minor clerical changes.

The foregoing description of the changes to the Amended Bylaws is not complete and is qualified in its entirety by reference to the Amended Bylaws. The Amended Bylaws, along with a copy marked to show the changes from the Company’s Third Amended and Restated Bylaws, are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.
3.1	Fourth Amended and Restated Bylaws of Syneos Health, Inc.
3.2	Fourth Amended and Restated Bylaws of Syneos Health, Inc., marked to show amendments.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	December 23, 2022	By:	/s/ Jonathan Olefson
			Name:	Jonathan Olefson
			Title:	General Counsel and Corporate Secretary